EXHIBIT 4.1
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
NUMBER                                                                                     SHARES

TWC 0516                                TEL-COM WIRELESS CABLE TV CORPORATION                          SPECIMEN
                                 INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK                                                                                       COMMON STOCK
                                                                                                 CUSIP 316700 10 3
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

         This is to certify that

                                                              SPECIMEN

         is the owner of

                        FULLY-PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.001 EACH, OF THE COMMON STOCK OF

         Tel-Com Wireless Cable TV Corporation (the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the
Transfer Agent and registered by the Registrar.
         Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                              NAME CHANGED TO 5TH AVENUE CHANNEL CORP.

         Dated:

__________________________________________________                  __________________________________________________
                                     SECRETARY                                                           PRESIDENT


                                              COUNTERSIGNED AND REGISTERED:
                                                        CONTINENTAL STOCK TRANSFER $ TRUST COMPANY
                                                                                                                     TRANSFER ANGENT
                                              BY:______________________________________________________              AND REGISTRAR,

                                                                                          SPECIMEN
                                                                                                 AUTHORIZED SIGNATURE
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                      TEL-COM WIRELESS CABLE TV CORPORATION

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION.

         The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM           - as tenants in common             UNIF GIFT MIN ACT - __________ Custodian __________
         TEN ENT           - as tenants by the entireties                         (Cust)               (Minor)
         JT TEN            - as joint tenants with right                       under Uniform Gifts to Minors
                             of survivorship and not as
                             tenants in common                                 Act____________
                                                                                  (State)
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         Additional abbreviations may also be used though not in the above list.

         For value received, ___________________________________________________
         hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFIYING NUMBER OF ASSIGNEE
         ______________________________________

         ______________________________________ ________________________________

         _______________________________________________________________________
                   Please print or typewrite name and address including
                               postal zip code of assignee

         _______________________________________________________________________

         _______________________________________________________________________

         _________________________________________________________ Shares of the
         Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________

         _______________________________________________________________________
         Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated _________________________

                                          Signature:

                                          X ____________________________________

                                          X ____________________________________

         Signature Guaranteed by:

         SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR
         MEMBER FIRM OF A MAJOR STOCK EXCHANGE OR A TRUST COMPANY

              The Corporation operates communications properties subject to the jurisdiction of the Federal Communications Commission under the Communications Act of 1934, as amended. Said Act and the rules and regulations of said Commission contain express restrictions on the transfer of stock of corporations subject thereto, particularly with respect to alien persons. The right is reserved to refuse to honor any transfer of the stock of the Corporation which, in the judgment of the Corporation or its Transfer Agent, would or might constitute a violation of said Act or rules and regulations. As used in this context, the word "Alien" shall be construed to include the following: a person who is a citizen of a country other than the United States, any entity organized under the laws of a government other than the government of the United States or any state, territory or possession of the United States, a government other than the government of the United States or of any state, territory or possession of the United States, or a representative of, or an individual or entity controlled by, any of the foregoing. THE FOLLOWING MUST BE EXECUTED BY THE ASSIGNEE OF THIS CERTIFICATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE CORPORATION.

                           APPLICATION FOR TRANSFER OF SHARES

              The undersigned (the "Applicant") hereby makes application for the transfer to the name of the Applicant of the number of shares of Stock set forth above and hereby certifies to the Corporation that:
              The Applicant is ________ is not ________ an alien.
              The Applicant will _______ will not _________ hold the shares applied for or any of them for or on behalf of an alien.
              The Applicant hereby agrees that on request of the Corporation, he will furnish proof in support of this certification.

         Date: _________________________         _______________________________
                                                      Signature of Applicant

                                    SPECIMEN

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.